Personnel expenses	12 Months Ended
Mar. 31, 2026
Disclosure Of Personnel Expenses [Abstract]
Personnel expenses

30. Personnel expenses

	Year ended
	March 31, 2026	March 31, 2025	March 31, 2024

Salaries and wages	5,368	5,245	4,908
Contribution to provident fund and other funds	445	363	327
Staff welfare expenses	56	80	70
Employee stock compensation expense	56	2	7
	5,925	5,690	5,312
Attributable to cost of sales	2,892	2,874	2,859
Attributable to Selling and marketing expenses	51	58	42
Attributable to general and administrative expenses	2,982	2,758	2,411

On November 21, 2025, the GOI notified four labour codes (the “Labour Codes”), effective immediately, replacing the existing 29 labour laws. In accordance with IAS 19, employee benefits and changes to employee benefit plans arising from legislative amendments are treated as plan amendments, requiring immediate recognition of past service cost in the Statement of Income. This approach is consistent with the guidance issued by the Institute of Chartered Accountants of India.

The Group has concluded the salary restructuring exercise in compliance with the Labour Codes. The implementation of the Labour Codes has resulted in a net increase of ₹ 24 million in the provision for gratuity and remeasurement of leave encashment, which has been recognized as employee benefit expense [Past service cost] in the current year. The Group continues to monitor the finalization of Central and State Rules, as well as Government clarifications on other aspects of the Labour Codes.